UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

Osteotech, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-19278	13-3357370
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 James Way, Eatontown, New Jersey	07724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 542-2800

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In October 2004, the American Jobs Creation Act of 2004 amended the Internal Revenue Code of 1986, as amended, to add Section 409A (“Section 409A”), which imposes significant restrictions on non-qualified deferred compensation. On December 31, 2008, Osteotech, Inc. (the “Company”) and each of Mark H. Burroughs, Robert Honneffer, Sam Owusu–Akyaw and Robert Wynalek (each an “Executive” and together the “Executives”) entered into an amendment to each of the Executive’s Employment Agreements and Change in Control Agreements (together, the “Amendments”) to bring the relevant provisions of their Employment Agreements and Change in Control Agreements into compliance with Section 409A. The Amendments (i) clarify the definition of “Separation From Service” for purposes of the Company’s payment of amounts subject to Section 409A, (ii) revise the provisions regarding separation pay due to involuntary separation from service without cause so that they qualify for the exemption under Section 409A and (iii) clarify when such separation pay shall be paid.

No other terms or conditions of the Employment Agreements or Change in Control Agreements of each of the Executives were amended by the Amendments.

The foregoing summary of the Amendments is qualified in its entirety by reference to the Amendments to each of the Executive’s Employment Agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference, and the form of Change in Control Agreement Amendment, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 2 to Employment Agreement, effective as of December 31, 2008, between Osteotech, Inc. and Mark H. Burroughs.

10.2	Amendment No. 1 to Employment Agreement, effective as of December 31, 2008, between Osteotech, Inc. and Robert Honneffer.

10.3	Amendment No. 2 to Employment Agreement, effective as of December 31, 2008, between Osteotech, Inc. and Sam Owusu–Akyaw.

10.4	Amendment No. 1 to Employment Agreement, effective as of December 31, 2008, between Osteotech, Inc. and Robert Wynalek.

10.5	Form of Amendment No. 1 to Change in Control Agreement, effective as of December 31, 2008, between Osteotech, Inc. and each of Mark H. Burroughs, Robert Honneffer, Sam Owusu–Akyaw and Robert Wynalek.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSTEOTECH, INC.

By:	/s/ Mark H. Burroughs

Mark H. Burroughs Executive Vice President

Date: January 7, 2009

EXHIBIT INDEX

10.1	Amendment No. 2 to Employment Agreement, effective as of December 31, 2008, between Osteotech, Inc. and Mark H. Burroughs.

10.2	Amendment No. 1 to Employment Agreement, effective as of December 31, 2008, between Osteotech, Inc. and Robert Honneffer.

10.3	Amendment No. 2 to Employment Agreement, effective as of December 31, 2008, between Osteotech, Inc. and Sam Owusu–Akyaw.

10.4	Amendment No. 1 to Employment Agreement, effective as of December 31, 2008, between Osteotech, Inc. and Robert Wynalek.

10.5	Form of Amendment No. 1 to Change in Control Agreement, effective as of December 31, 2008, between Osteotech, Inc. and each of Mark H. Burroughs, Robert Honneffer, Sam Owusu–Akyaw and Robert Wynalek.